Gray Television, Inc.
Investor Presentation

NYSE:GTN

September 2018 Edition
Updated for June 30, 2018 Financial Information

If Appendix is not included, see full presentation located at www.gray.tv for Non-GAAP Reconciliations.

4370 Peachtree Road, NE, Atlanta, GA 30319 | P 404.504.9828 | F 404.261.9607 | www.gray.tv

Table of Contents

ALL COMBINED HISTORICAL BASIS DATA PRESENTED FOR GRAY IS ADJUSTED FOR ALL COMPLETED TRANSACTIONS UNLESS OTHERWISE NOTED.

This presentation contains certain forward looking statements that are based largely on Gray's current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as "estimates", "expect," "anticipate," "will," "implied," "assume" and similar expressions. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward looking statements. Such risks, trends and uncertainties, which in some instances are beyond Gray's control, include Gray's inability to complete its pending acquisition of Raycom on terms and within the timeframe currently contemplated, any material regulatory or other unexpected requirements in connection therewith, or the inability to achieve expected synergies therefrom on a timely basis or at all, the impact of announced transactions, estimates of future retransmission revenue, future expenses and other future events. Gray is subject to additional risks and uncertainties described in Gray's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," financial statements, and management's discussion and analysis of financial condition and results of operations sections contained therein, which reports are made publicly available via its website, www.gray.tv. Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise.

- See the glossary to this presentation for the definition of certain capitalized terms used herein. Reconciliations of the company's non-GAAP measures of broadcast cash flow, broadcast cash flow less cash corporate expenses, operating cash flow as defined in Gray's senior credit agreement, free cash flow and the total leverage ratio, net of all cash are contained in the Appendix.

- This full presentation, including the Appendix, can be found at www.gray.tv under Investor Relations –Presentations.

Announced June 25, 2018

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BUSINESS | MEDIA & MARKETING

Gray TV to Buy Raycom in $3.65 Billion Deal

Move comes amid consolidation in the TV industry as it grapples with rising numbers of cord-cutters

TVNewsCheck
THE BUSINESS OF BROADCASTING

Programming Technology Business/Revenue Journalism Digital

Gray To Buy Raycom For $3.6 Billion

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The combined company, after spinning off nine stations, will operate 142 stations in 92 markets with a U.S. coverage of 24%. Raycom President-CEO Pat LaPlatney will become Gray's president and co-CEO, with Hilton Howell becoming executive chairman and co-CEO.

RAYCOM MEDIA

gray

June 25, 2018 8:09 EDT by

Gray Television and Raycom Media have agreed to combine in a cash-stock deal valued at $3.6 billion consisting of $2.85 billion in cash, $650 million in a new series of preferred stock, and 11.5 million shares of Gray common stock. Including expected synergies, Gray said, the purchase price represents a

B&C

News Blogs Events Upfront Central Need to Know Resources The Wire TV Careers

Home > News > Currency

Gray Buying Raycom for $3.6B

Bills it as biggest 'top-rated' TV group in country

John Eggerton - Jun 25, 2018

In a combination of broadcast groups they are billing as creating "the single largest owner of top-rated local television stations and digital assets in the country," Gray is buying Raycom in a deal valued at $3.6 billion.

RAYCOM Media

Raycom president Pat LaPlatney will become president of the combined company, while Raycom's former president will become a member of the board.

The company will reach a combined 24% of the country, and Raycom will spin off over 100 local newspapers and the digital ad platform PureCars. But Gray will also be getting Raycom Sports; RTM Productions, an automotive media company, and Broadview Media, a post-production and signage house.

Gray Will be the Fourth Largest TV Broadcast Group with the Highest Quality Assets

2016 / 2017 CHB Blended Adj. EBITDA[(1)]

TV Broadcast Affiliate Group Owners



$886
$880
$772
$744
$725
~$410
$355
$336
~$285
$222
$183
$155
Nexstar
Sinclair
TEGNA (2)
gray (3)
(Combined)
Tribune
Hearst (4)
RAYCOM
gray
Cox(4)
Meredith (TV)
Graham (TV)
Scripps

	Nexstar	Sinclair	TEGNA (2)	Gray (3) (Combined)	Tribune	Hearst (4)	Raycom	Gray	Cox (4)	Meredith (TV)	Graham (TV)	Scripps
Financial												
Adj. EBITDA[(1)] / TVHH	$20.0	$19.4	$20.5	**$27.4**	$14.6	$19.4	**$19.7**	**$28.2**	$22.1	$17.9	$23.4	$7.2
Operational												
Markets	100	89	41	**92**	33	26	**44**	**57**	10	12	6	26
# 1 Rated Stations	29	17	11	**61**	8	7	22	40	4	3	1	2
% Markets with #1 Rated Stations	29%	19%	27%	**66%**	24%	27%	**50%**	**70%**	40%	25%	17%	8%
% Markets with #1/#2 Rated Stations	60%	47%	54%	92%	39%	54%	75%	100%	60%	58%	67%	8%
% TVHH	*39%*	*39%*	*33%*	***24%***	*44%*	*19%*	***16%***	***10%***	*11%*	*11%*	*7%*	*19%*

Significant capacity under FCC TVHH cap to continue to grow

Source: Company filings, Wall Street research, BIA Investing in Television Market Report and Nielsen Media Research

Note: Dollars in millions, except Adj. EBITDA / TV household; Raycom excludes CNHI (newspaper) and PureCars (software) assets, which will not be acquired by Gray

(1) Adj. EBITDA for Gray is OCF as defined in its senior credit facility

(2) Based on '16/'17 as reported Adj. EBITDA of $737 million and incremental Adj. EBITDA of $35 million from acquisition of Midwest Broadcasting per Wall Street Research

(3) Includes $80 million of estimated Year 1 annual synergies and $7 million estimated OCF from an additional pending acquisition; subsequent to expected overlap station divestitures; metrics give effect to an additional pending acquisition

(4) Private company metrics based on BIA blended '16/'17 revenue (including retransmission estimates) from owned and operated stations and digital subchannels and assumed same 36% average Adj. EBITDA margins based on Gray, Nexstar, Sinclair, TEGNA and Tribune, rounded to the closest $5 million

Highly Complementary Portfolio Will Expand Geographic Footprint

Combined Company Highlights(1)

- 92 Markets
- 24% of U.S. TV Households
- 62 #1 Rated TV Stations
- 92% of Markets with #1/#2 Rated TV Stations
- $2.0 Billion in 2016/2017 CHB Blended Revenue
- Highest CHB OCF(2)/ TVHH in the Industry
- Anticipated Closing in Q4 2018
- Expected Net Debt Leverage of ~5x at Closing



Gray
Raycom
Overlap Markets

Other Raycom Assets

- Raycom Sports (marketing, production and events management and distribution company)
- Tupelo Raycom (sports and entertainment production company)
- RTM Productions (automotive programming production and marketing solutions company)
- Broadview Media (post-production / digital signage company)
- Excludes CNHI (newspapers) and PureCars (software); not being acquired by Gray

Source: Company filings and projections, BIA Investing in Television Market Report and Nielsen Media Research

(1) Gives effect to all other pending acquisitions; before giving effect to overlap station divestitures

(2) Combined Historical Basis Operating Cash Flow as defined in Gray's Senior Credit Facility is equivalent to the presentation of Adjusted EBITDA.

Gray Continues to Prudently Grow its Scale…

($ in Millions)

	Gray	Raycom	Gray + Raycom (Post-Overlap Station Divestitures)
Financial Profile			
2016 / 2017 CHB Blended Net Revenue	$921	$1,057	$1,897 [1]
2016 / 2017 CHB Blended OCF	$336	$355	$744 [1,2]
% Margin	*37%*	*34%*	*39%*
Scale [1]			
Full Power TV Stations	81	61	133
Markets	57	44	92
Gross TV Household Reach	10%	16%	24%
Asset Quality			
Markets with #1 / #2 Rated Stations	57 (100%)	33 (75%)	85 (92%)
2014 CHB Political Revenue	$143	$94	$233
2016 CHB Political Revenue	$118	$85	$196
2017 CHB Gross Retransmission Revenue	$280	$293	$534 [3]

Big 4 Network Affiliated Channels


FOX
11
39
18
31
abc
NBC


FOX
16
12
8
16
abc
NBC


FOX
23
49
24
46
abc
NBC

Source: Company filings and projections, BIA Investing in Television Market Report and Nielsen Media Research
(1) Includes expected impact of all other pending acquisitions
(2) Includes $80 million of estimated Year 1 annual synergies and $7 million estimated OCF from an additional pending acquisitions
(3) Excludes gross retransmission synergies

Gray Continues to Prudently Grow its Scale…



2016 / 2017 Blended Revenue(1) ($ in millions)
U.S. Household Reach (Gross)
SINCLAIR BROADCAST GROUP $2,736 39%
Nexstar MEDIA GROUP, INC. $2,471 39%
TEGNA $1,949 33%
Tribune Media $1,898 44%
gray (1,2) RAYCOM MEDIA $1,897 24%
HEARST $1,133 19%
RAYCOM (1) MEDIA $1,057 16%
gray (1) $921 10%
SCRIPPS (TV Only) $808 19%
COXMEDIA GROUP $784 11%
meredith (TV Only) $618 11%
GH GRAHAM HOLDINGS (TV Only) $410 7%
SUNBEAM TELEVISION $212 4%
QUINCY $178 2%
CORDILLERA COMMUNICATIONS $168 2%
$3,000 $2,500 $2,000 $1,500 $1,000 $500 $0
0% 10% 20% 30% 40% 50%
Gray has Completed over $1.5 Billion in Acquisitions since 2014

Source: Company filings and Nielsen data; As-reported revenue numbers unless noted; Household reach pro forma for all announced and closed transactions

(1) Gray and Raycom 2016/2017 CHB blended revenue

(2) Includes impact of expected divestitures and an additional acquisition

Transaction Summary

Transaction Value and Proceeds	▪ Gray to combine with Raycom for $3.647 billion in total proceeds ($3.547 billion enterprise value plus $100 million of Raycom cash)
	  ▪ $2.850 billion in cash
	  ▪ $650 million in new series of perpetual preferred stock
	  ▪ 11.500 million shares of Gray Common Stock ($147 million)(1)

Ownership / Management	▪ Gray shareholders retain 89% economic ownership ▪ Gray and Raycom senior executives to lead the new best-in-class company ▪ Gray's Chairman, President and CEO, Hilton Howell, to become Executive Chairman and Co-CEO ▪ Raycom's President and CEO, Pat LaPlatney, to join Gray as Director, President, and Co-CEO ▪ Raycom's former President and CEO, Paul McTear, will also join Gray's Board of Directors
Debt Capital Structure	▪ $2.525 billion of underwritten committed debt financing ▪ Estimated net debt leverage of approximately 5.0x at closing ▪ Gray's existing Term Loan B and Senior Unsecured Notes will remain in place
Approvals & Timing	▪ Transaction unanimously approved by the Boards of Directors of both companies ▪ The transaction has been approved by the requisite vote of Raycom shareholders ▪ No Gray shareholder vote required ▪ Subject to FCC approval and other customary closing conditions ▪ Parties will divest or swap TV stations in all nine overlap markets ▪ Anticipated closing in Q4 2018

(1) Based on Gray's stock price of $12.80 per share as of June 22, 2018


WOODEN
LILLIPUT

An Industry Leading Power (current station group)

High Quality, Diverse Station Group

Current Station Group:

57	200+	100+	24
Markets with owned and/or operated stations	Total program streams	"Big 4" network program streams	Markets with two or more "Big 4" network affiliations

CBS 40 channels

NBC 29 channels

abc 20 channels

FOX 14 channels

Current Gray National Footprint

Ranked #1 or #2 in all of our 57 markets | Reaching approximately 10.4% of US TV households



Sioux Falls, SD
Lincoln, NE
Omaha, NE
Bismarck, ND
Cedar Rapids, IA
Rapid City, SD
Davenport, IA
Fargo, ND
La Crosse-Eau Claire, WI
North Platte, NE
Wausau-Rhinelander, WI
Madison, WI
Marquette, MI
Green Bay-Appleton, WI
Rockford, IL
Burlington, VT
Presque Isle, ME
Bangor, ME
Lansing, MI
Flint, MI
South Bend, IN
Toledo, OH
Parkersburg, WV
Clarksburg, WV
Charleston-Huntington, WV
WDC News Bureau
Harrisonburg, VA
Charlottesville, VA
Roanoke, VA
Greenville, NC
Lexington, KY
Hazard, KY
Bowling Green, KY
Knoxville, TN
Augusta, GA
Albany, GA
Gainesville, FL
Casper, WY
Twin Falls, ID
Cheyenne, WY
Reno, NV
Grand Junction, CO
Colorado Springs-Pueblo, CO
Topeka, KS
Wichita, KS
Springfield, MO
Fairbanks, AK
Anchorage, AK
Odessa, TX
Laredo, TX
Waco-Temple- Bryan, TX
Sherman, TX- Ada, OK
Alexandria, LA
Monroe, LA
Meridian, MS
Dothan, AL
Tallahassee, FL
Panama City, FL
Gray TV Station
State Capital in DMA


gray

Investment Highlights

The Importance of #1

Price Leadership

Share of Market Ad $

Network and News Ratings

Reinvest in Business

Highly Ranked News Franchises Drive Traffic

- Dominate local and political revenue with highly-rated news platforms
- #1 stations can secure more than half of a market's political ad buys
- Greater purchasing power and leverage with MVPDs, programmers, and other vendors
- Deliver higher margins
- Maximize free cash flow
- Exploit best practices
- Attract and retain high quality talent
- Leverage Washington DC News Bureau

Gray Leads in Household Ratings – November 2017

#1	Gray's primary stations had the HIGHEST average all-day DMA Household Rating (M-S 6a-2a) across ALL network and affiliate group owners
#1	Gray's national Household Share average exceeds all major affiliate news programs
#1 or #2	In ALL 57 markets in OVERALL AUDIENCE RANKING - #1 in 40 Markets
#1 or #2	In ALL 57 markets in NEWS RANKING - #1 in 40 Markets
+96%	Amount by which Gray's 6PM newscasts outperform the national average
+64%	Amount by which Gray's late local newscasts outperform the national average
7,200	Hours of original LOCAL CONTENT produced in November 2017

Network Programs Over-Index on Gray's Stations

ABC, CBS, and NBC perform far better on Gray's stations than national averages across all key day-parts +


CBS vs. Gray | November '17 Household Share
CBS
Gray
The Morning Show: 9, 16
Network News: 10, 19
Prime (Mon-Sun): 11, 13
The Late Show: 9, 13
NBC vs. Gray | November '17 Household Share
NBC
Gray
The Today Show: 12, 23
Network News: 12, 26
Prime (Mon-Sun): 10, 11
The Tonight Show: 6, 12
ABC vs. Gray | November '17 Household Share
ABC
Gray
Good Morning America: 12, 23
Network News: 12, 23
Prime (Mon-Sun): 8, 10
Jimmy Kimmel: 5, 9
Network
Gray

Revenue Diversified Across Networks and Markets



Increasing Diversification of Revenue Sources

2008: As Reported

- 96% of revenue derived from advertising sales

2017: CHB

- 67% of revenue derived from advertising sales
- 31% of revenue derived from retransmission (subscription) fee income

2017CHB Revenue by Affiliate: $895mm



All Non-Big Four Channels + Other
FOX
CBS
abc
NBC
4%
4%
38%
20%
34%

2017CHB BCF by Affiliate: $332mm



All Non-Big Four Channels + Other
FOX
CBS
abc
NBC
2%
7%
34%
21%
36%

2017CHB Core Revenue Breakout: $582mm



National 20%
Local 80%

Approximate Revenue by Day Part(1)



Other 10%
Syndicated Programming 20%
News 50%
Network Primetime 20%

(1) Approximate percentages based on WideOrbit platform 2017 estimated Gray revenues excluding retrans/other

A Leading Beneficiary of Political Revenue

Gray Political Revenue

($ in millions)



As Reported
Combined Historical Basis
$82
$90
$143
$118
2014
2016
2014CHB
2016CHB

Gray Markets with at Least One 2018 Election

2018 is a Non-Presidential Political Year and Presents an Attractive Upside Opportunity



Governor
81%
US Senate
65%
House
100%

Source: Company management, Company filings, The Cook Political Report
Note: Percentages calculated based on 45/57 markets with Gubernatorial races, 37/57 markets with Senate races, and 57/57 markets with House races

2016 Political Revenue Per TV Household



$9.63
$5.03
$4.67
$4.31
$4.25
$4.20
$2.68

	gray[(1)]	Nexstar[(2)]	Scripps	Sinclair	TEGNA	Meredith[(3)]	Tribune
2016 Political Revenue ($mm)	$118	$228	$101	$199	$155	$52	$136
2016 TV Households (mm)	12.2	45.3	21.6	46.2	36.5	12.4	50.8

Source: company management, company filings, investor presentations, BIA Investing in Television Report
Note: Pro forma for all closed transactions
(1) Gray based on CHB revenue and TV households
(2) Pro forma for Media General Acquisition
(3) Based on calendar year ended 12/31/16; Fiscal year ends 6/30

Gray Excels at Retransmission Revenue

gray

Retransmission Revenue ($ in millions)



Gross Retransmission Revenue
Network "Reverse Comp."
"Net Retransmission Revenue"
$116
34
82
+26%
$189
86
103
+11%
$226
112
114
+23%
$280
139
141
+29% to + 31%
$350 to $353
168-169
182-184
2014CHB
2015CHB
2016CHB
2017CHB
2018 EST.

Retrans Renewals for In-Market Big-4 Subs (12/31 Expiration):



59%
3%
39%
2017
2018
2019
2020
2021
NBC
25 Markets
FOX
13 Markets
abc
13 Markets
CBS
33 Markets

Significant Big-4 Network Renewals:

Successful Digital Media Initiatives

Gray Digital Media

- 3.4 billion total page views in 2017
  (up **23%** over 2016)
- Mobile makes up **82%** of all digital traffic

LOCALX MARKETING
A Division of Gray Television, Inc

- **300%** growth in revenue 2017 over 2016
- 60 Gray stations actively selling LocalX
- 721 avg. monthly clients
- 18 different product offerings

MomsEveryday


MomsEveryday

- MomsEveryday page views have doubled since the New Site Launch
- Award winning weekly show
- Daily news content
- Unique sales and revenue opportunities

7.5 million Facebook followers, up **17%** from Q1 2017

2.3 million Twitter followers, up **18%** from Q1 2017, Likes=57k, Tweets=3.4 million

1.8 million iOS downloads, up **44%** from end of year, 2016

2.0 million Android downloads, up **17%** from end of year, 2016

Roku 667k Roku downloads, up **52%** from end of year, 2016


gray
Television • Digital • Mobile

All Data is on as "as reported" basis and does not include station data prior to Gray's acquisition of a station(s)


Coverage You Can Count On
NEWS
NEWS

Financial Overview

2015/2016/2017 Snapshot

	Combined Historical Basis Year Ended December 31				
	2017	2016	% Change 2017 to 2016	2015	% Change 2017 to 2015
Revenue (less agency commissions):					
Total	$895,081	$946,001	(5)%	$821,599	9%
Political	$16,539	$117,538	(86)%	$21,934	(25)%
Operating expenses (1) (2):					
Broadcast	$570,578	$552,981	3%	$523,241	9%
Corporate and Administrative	$31,589	$40,319	(22)%	$34,310	(8)%
Non-GAAP Cash Flow (3):					
Broadcast Cash Flow (2)	$331,427	$401,014	(17)%	$327,007	1%
Broadcast Cash Flow Less Cash Corporate Expenses(2)	$304,245	$364,573	(17)%	$295,817	3%
Operating Cash Flow as defined in the Senior Credit Facility	$302,257	$369,967	(18)%	$300,014	1%
Free Cash Flow	$173,772	$213,526	(19)%	$173,748	0%
(dollars in thousands)					

(1) Excludes depreciation, amortization, and loss on disposal of assets

(2) Amounts in 2017, 2016 and 2015 have been reclassified to give effect to the implementation of Accounting Standards Update 2017-07, *Compensation-Retirement Benefits* (Topic 715) – *Improving the Presentation of Net Periodic Pension Costs and Net Postretirement Benefit Cost* ("ASU 2017-07").

(3) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income in the Appendix

Financial Scale Continues to Increase

Revenue ($ in millions)



As Reported
LTM
L8QA
$405 $356
$346 $376
$508 $427
$597 $553
$812 $705
$883 $848
2012
2013
2014
2015
2016
2017



Combined Historical Basis
LTM
L8QA
$851
$822 $836
$946 $884
$895 $921
2014
2015
2016
2017

Operating Cash Flow ($ in millions)



As Reported
LTM
L8QA
$176 $136
$114 $144
$195 $154
$192 $193
$299 $246
$299 $299
2012
2013
2014
2015
2016
2017



Combined Historical Basis
LTM
L8QA
$374
$300 $337
$370 $335
$302 $336
2014
2015
2016
2017

Prudent Balance Sheet Management Leads to Deleveraging

- Gray has significantly reduced secured and total leverage from historical levels
- Gray has diversified its revenue base, allowing for significant free cash flow in both political and non-political years

Financial Leverage Netting All Cash ($ in millions)



Secured Debt Netting All Cash(1) / OCF(2)
Unsecured Debt / OCF(2)
Preferred Stock / OCF(2)
Over $1.5 Billion of Acquisitions
7.5x
3.1x
4.0x
6.1x
2.2x
3.9x
5.7x
4.6x
1.1x
6.0x
3.4x
2.6x
4.8x
2.9x
1.9x
5.1x
4.3x
0.8x
4.2x
3.6x
0.6x
3.9x
3.5x
0.4x

Year Ended December 31	2011	2012	2013	2014	2015	2016	2017	6/30/18
Total debt netting all cash + Preferred Stock	**$872(3)**	**$824**	**$834**	**$1,201(4)**	**$1,134**	**$1,456**	**$1,399**	**$1,346**
L8QA(5) OCF(2)	**$117**	**$136**	**$147**	**$200**	**$235**	**$288**	**$336**	**$345**

(1) Secured debt netting all cash on hand as of the respective balance sheet date
(2) Operating Cash Flow ("OCF") as defined in our senior credit facility and as used in our quarterly compliance certificates. This OCF amount includes adjustments for all transactions completed as of the respective balance sheet date
(3) For 2011, Net Debt + Preferred Stock includes preferred stock and related accrued dividends at liquidation value
(4) For 2014, Net Debt + Preferred Stock includes an undrawn $10M Letter of Credit
(5) Last eight quarter average OCF as calculated in the applicable quarterly compliance certificate

Robust Free Cash Flow Generation and Conversion


Non Presidential Election Year
2014 OCF Buildup
($ in millions)
Non-Election Year
2015 OCF Buildup
($ in millions)
Presidential Election Year
2016 OCF Buildup
($ in millions)
Non-Election Year
2017 OCF Buildup
($ in millions)
Increase in FCF as % of OCF
2014: 49%(3) $195(2); $95; $32; $67; <$1
2014CHB: 64%(3) $374; $239; $35; $95; $5
2015: 49%(3) $192(2); $94; $24; $72; $2
2015CHB: 58%(3) $300; $174; $27; $94; $5
2016: 49%(3) $299(2); $148; $44; $93; $15
2016CHB: 58%(3) $370; $214; $44; $98; $15
2017: 57%(3) $299; $171; $35; $91; $2
2017CHB: 58%(3) $302; $174; $35; $92; $2
Taxes
Capex
Cash Interest excluding amortization of deferred financing costs/premiums (1)
Free Cash Flow

(1) Interest expense estimated with incremental indebtedness and estimated cash interest relating to acquisition debt financing as if the acquisition debt financing had occurred on the first day of the period reported

(2) As reported OCF is equal to Broadcast Cash Flow less Cash Corporate Expenses plus Pension Expense less Pension Contributions

(3) FCF as a percentage of OCF

Capitalization

Combined Historical Basis[1]

($ in millions)

	As of June 30, 2018	Estimated Annual Cash Interest Expense	"L8QA" or "Last Eight Quarter Average" for the period ended June 30, 2018	
			Leverage	OCF
Cash	**$ 511**			
Debt:				
Revolving Credit Facility – Availability is $100 Million	$ -			
Term Loan B due 2024 – Interest rate is LIBOR + 2.25%	$ 632	$26.9		
Total Secured Debt	**$ 632**		1.8	
Senior Notes due 2024[2] – interest rate is 5.125%	$ 525	$26.9		
Senior Notes due 2026[2] – interest rate is 5.875%	$ 700	$41.1		
Total Debt	**$ 1,857**	$94.9	5.4	
Less: Cash	$ (511)			
Total Debt net of cash	**$ 1,346**		3.9	
Blended Average Interest Rate		5.1%		
Operating Cash Flow as defined in our Senior Credit Facility ("OCF")				$345

(1) Combined Historical Basis includes transactions closed as of June 30, 2018.

(2) Debt related to senior notes is presented at face value.


"Coverage You Can Count On"
NEWS

Glossary

Glossary

"Combined Historical Basis" or "CHB"	Combined Historical Basis reflects financial results that have been compiled by adding Gray's historical revenue and broadcast expenses to the historical revenue and broadcast expenses of the stations acquired in the Completed Transactions and subtracting the historical revenues and broadcast expenses of stations divested in the Completed Transactions as if they had been acquired or divested, respectively, on January 1, 2014 (the beginning of the earliest period presented). Combined Historical Basis financial information does not include any adjustments for other events attributable to the Completed Transactions except "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" each give effect to expected synergies, and "Free Cash Flow" on a Combined Historical Basis gives effect to the financings and certain expected operating synergies related to the Completed Transactions. "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" on a Combined Historical Basis also reflect the add-back of legal and other professional fees incurred in completing acquisitions. Certain of the Combined Historical Basis financial information has been derived from, and adjusted based on, unaudited, unreviewed financial information prepared by other entities, which Gray cannot independently verify. We cannot assure you that such financial information would not be materially different if such information were audited or reviewed and no assurances can be provided as to the accuracy of such information, or that our actual results would not differ materially from the Combined Historical Basis financial information if the Completed Transactions had been completed at the stated date. In addition, the presentation of Combined Historical Basis, "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement," "Total Leverage Ratio, Net of All Cash," "Free Cash Flow," and the adjustments to such information, including expected synergies resulting from such transactions, may not comply with GAAP or the requirements for pro forma financial information under Regulation S-X under the Securities Act.
"Completed Transactions"	All acquisitions or dispositions completed as of June 30, 2018.
"Gray" (Gray Television, Inc.)	A television broadcast company headquartered in Atlanta, Georgia, that owns and operates television stations and digital properties in markets throughout the United States
"Revenue"	Revenue is presented net of agency commissions.

Non-GAAP Terms

From time to time, Gray supplements its financial results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") by disclosing the non-GAAP financial measures Broadcast Cash Flow, Broadcast Cash Flow Less Cash Corporate Expenses, Operating Cash Flow as defined in Gray's Senior Credit Agreement, Free Cash Flow and Total Leverage Ratio, Net of All Cash. These non-GAAP amounts are used by us to approximate the amount used to calculate key financial performance covenants contained in our debt agreements and are used with our GAAP data to evaluate our results and liquidity. These non-GAAP amounts may be provided on an As-Reported Basis as well as a Combined Historical Basis.

"Broadcast Cash Flow" or "BCF"	Net income plus loss from early extinguishment of debt, corporate and administrative expenses, broadcast non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights and network compensation revenue
"Broadcast Cash Flow Less Cash Corporate Expenses"	Net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights and network compensation revenue
"Free Cash Flow" or "FCF"	Net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, amortization of deferred financing costs, any income tax expense, non-cash 401(k) expense, pension expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, trade income, network compensation revenue, contributions to pension plans, amortization of original issue premium on our debt, capital expenditures (net of reimbursements) and the payment of income taxes (net of any refunds received)
"Operating Cash Flow" or "OCF"	Defined in Gray's Senior Credit Agreement as net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense and pension expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, trade income, network compensation revenue, and cash contributions to pension plans
"Total Leverage Ratio, Net of All Cash"	Our Total Leverage Ratio, Net of All Cash is determined by dividing our Adjusted Total Indebtedness, Net of All Cash by our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two. Our Adjusted Total Indebtedness, Net of All Cash represents the total outstanding principal of our long-term debt, plus certain other obligations as defined in our Senior Credit Agreement, less all cash. Our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two represents our average annual Operating Cash Flow as defined in our Senior Credit Agreement for the preceding eight quarters

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accordance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.


WOODEN
LILLIPUT

Appendix: Non-GAAP Reconciliations

Annual Year-Over-Year Results

As Reported Basis

	As Reported Results Six Months Ended June 30				
	2018	2017	% Change 2018 to 2017	2016	% Change 2018 to 2016
	(dollars in thousands)				
Revenue (less agency commissions):					
Total	$ 476,602	$ 430,142	11 %	$ 370,356	29 %
Political	$ 23,845	$ 5,029	374 %	$ 19,304	24 %
Operating expenses (1) (3):					
Broadcast	$ 291,573	$ 267,239	9 %	$ 225,835	29 %
Corporate and administrative	$ 19,093	$ 16,142	18 %	$ 24,190	(21)%
Net Income	$ 60,650	$ 81,066	(25)%	$ 26,652	128 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow (3)	$ 185,954	$ 163,456	14 %	$ 145,244	28 %
Broadcast Cash Flow Less Cash Corporate Expenses(3)	$ 169,045	$ 149,390	13 %	$ 122,980	37 %
Free Cash Flow	$ 91,857	$ 92,477	(1)%	$ 50,144	83 %

(1) Excludes depreciation, amortization, and loss on disposal of assets
(2) Amounts in 2017 and 2016 have been reclassified to give effect to the implementation of ASU 2017-07.
(3) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein.

Annual Year-Over-Year Results

As Reported Basis

	As Reported Results Year Ended December 31				
	2017	2016	% Change 2017 to 2016	2015	% Change 2017 to 2015
	(dollars in thousands)				
Revenue (less agency commissions):					
Total	$ 882,728	$ 812,465	9 %	$ 597,356	48 %
Political	$ 16,498	$ 90,095	(82)%	$ 17,163	(4)%
Operating expenses (1) (2):					
Broadcast	$ 557,563	$ 474,994	17 %	$ 373,138	49 %
Corporate and administrative	$ 31,589	$ 40,319	(22)%	$ 34,310	(8)%
Non-GAAP Cash Flow (3):					
Broadcast Cash Flow (2)	$ 329,056	$ 338,938	(3)%	$ 225,528	46 %
Broadcast Cash Flow Less Cash Corporate Expenses (2)	$ 301,874	$ 302,497	(0)%	$ 194,338	55 %
Free Cash Flow	$ 171,005	$ 148,126	15 %	$ 93,984	82 %

(1) Excludes depreciation, amortization, and loss on disposal of assets
(2) Amounts in 2017, 2016 and 2015 have been reclassified to give effect to the implementation of ASU 2017-07
(3) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein

Annual Year-Over-Year Results

Combined Historical Basis

	Combined Historical Basis Year Ended December 31				
	2017	2016	% Change 2017 to 2016	2015	% Change 2017 to 2015
			(dollars in thousands)		
Revenue (less agency commissions):					
Total	$ 895,081	$ 946,001	(5)%	$ 821,599	9 %
Political	$ 16,539	$ 117,538	(86)%	$ 21,934	(25)%
Operating expenses (1) (2):					
Broadcast	$ 570,578	$ 552,981	3 %	$ 523,241	9 %
Corporate and administrative	$ 31,589	$ 40,319	(22)%	$ 34,310	(8)%
Non-GAAP Cash Flow (3):					
Broadcast Cash Flow (2)	$ 331,427	$ 401,014	(17)%	$ 327,007	1 %
Broadcast Cash Flow Less Cash Corporate Expenses (2)	$ 304,245	$ 364,573	(17)%	$ 295,817	3 %
Operating Cash Flow as defined in the Senior Credit Facility	$ 302,257	$ 369,967	(18)%	$ 300,014	1 %
Free Cash Flow	$ 173,772	$ 213,526	(19)%	$ 173,748	0 %

(1) Excludes depreciation, amortization, and loss on disposal of assets
(2) Amounts in 2017, 2016 and 2015 have been reclassified to give effect to ASU 2017-07
(3) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein.

Non-GAAP Reconciliation

As Reported Basis

	Non-GAAP Reconciliation Six Months Ended June 30,		
	2018	2017	2016
		(dollars in thousands)	
Net income	$ 60,650	$ 81,066	$ 26,652
Adjustments to reconcile from net income to Free Cash Flow:			
Depreciation	27,237	25,470	22,743
Amortization of intangible assets	10,589	12,224	8,130
Non-cash stock-based compensation	3,371	2,772	2,556
(Gain) loss on disposal of assets, net	(1,615)	(76,799)	(420)
Miscellaneous income, net (1)	(1,262)	(255)	(630)
Interest expense	49,081	46,982	45,544
Loss from early extinguishment of debt	-	2,851	-
Income tax expense	21,256	55,222	18,312
Amortization of program broadcast rights	10,604	10,235	9,209
Common stock contributed to 401(k) plan excluding Corporate 401(k) plan contributions	-	15	14
Payments for program broadcast rights	(10,866)	(10,393)	(9,130)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	16,909	14,066	22,264
Broadcast Cash Flow(1)	**185,954**	**163,456**	**145,244**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(16,909)	(14,066)	(22,264)
Broadcast Cash Flow Less Cash Corporate Expenses(1)	**169,045**	**149,390**	**122,980**
Contributions to pension plans	-	(624)	(1,633)
Interest expense	(49,081)	(46,982)	(45,544)
Amortization of deferred financing costs	2,315	2,309	2,267
Amortization of net original issue premium on senior notes	(305)	(305)	(432)
Purchase of property and equipment	(19,915)	(10,415)	(13,475)
Reimbursements of property and equipment purchases	1,846	-	-
Income taxes paid, net of refunds	(12,048)	(896)	(14,019)
Free Cash Flow	**$ 91,857**	**$ 92,477**	**$ 50,144**

See definition of non-GAAP terms included in the Glossary

(1) In 2017 and 2016, certain amounts have been reclassified to give effect to the implementation of ASU 2017-07.

Non-GAAP Reconciliation

As Reported Basis

	As Reported Basis Year Ended December 31			
	2017	2016	2015	2014
	(dollars in thousands)			
Net income	$ 261,952	$ 62,273	$ 39,301	$ 48,061
Depreciation	51,973	45,923	36,712	30,248
Amortization of intangible assets	25,072	16,596	11,982	8,297
Non-cash stock-based compensation	8,304	5,101	4,020	5,012
(Gain) loss on disposal of assets, net	(74,200)	329	80	623
Miscellaneous (income) expense, net (1)	(657)	(610)	974	941
Interest expense	95,259	97,236	74,411	68,913
Loss from early extinguishment of debt	2,851	31,987	-	5,086
Income tax (benefit), expense	(68,674)	43,418	26,448	31,736
Amortization of program broadcast rights	21,033	19,001	14,960	12,871
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	16	29	26	25
Network compensation revenue recognized	-	-	-	(456)
Payments for program broadcast rights	(21,055)	(18,786)	(14,576)	(15,087)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	27,182	36,441	31,190	25,607
Broadcast Cash Flow(1)	**329,056**	**338,938**	**225,528**	**221,877**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(27,182)	(36,441)	(31,190)	(25,607)
Broadcast Cash Flow Less Cash Corporate Expenses(1)	**301,874**	**302,497**	**194,338**	**196,270**
Pension expense (1)	-	-	3,130	5,162
Contributions to pension plans	(3,124)	(3,048)	(5,421)	(6,770)
Interest expense	(95,259)	(97,236)	(74,411)	(68,913)
Amortization of deferred financing costs	4,624	4,884	3,194	2,970
Amortization of net original issue (premium) discount on senior notes	(610)	(779)	(863)	(863)
Purchase of property and equipment	(34,516)	(43,604)	(24,222)	(32,215)
Income taxes paid, net of refunds	(1,984)	(14,588)	(1,761)	(401)
Free Cash Flow	**$171,005**	**$148,126**	**$93,984**	**$95,240**

See definition of non-GAAP terms included in the Glossary
(1) In 2017, 2016, 2015 and 2014, certain amounts have been reclassified to give effect to the implementation of ASU 2017-07.

Non-GAAP Reconciliation

Combined Historical Basis

	Combined Historical Basis Year Ended December 31			
	2017	2016	2015	2014
	(dollars in thousands)			
Net income	$ 260,133	$ 105,523	$ 65,202	$ 130,807
Depreciation	52,710	51,829	52,056	49,781
Amortization of intangible assets	25,098	17,904	19,261	16,705
Non-cash stock-based compensation	8,304	5,101	4,020	5,012
(Gain) loss on disposal of assets, net	(74,250)	595	1,736	1,055
Miscellaneous (income) expense, net (1)	(666)	284	6,806	9,567
Interest expense	95,999	102,354	96,597	97,289
Loss from early extinguishment of debt	2,851	31,987	-	5,086
Income tax (benefit), expense	(68,960)	42,225	22,391	29,344
Amortization of program broadcast rights	21,296	21,349	21,799	21,918
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	16	29	26	25
Network compensation revenue recognized	-	-	-	(456)
Payments for program broadcast rights	(21,318)	(21,134)	(21,415)	(24,134)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	27,182	36,441	31,190	25,607
Other	3,032	6,527	27,338	27,392
Broadcast Cash Flow(1)	**331,427**	**401,014**	**327,007**	**394,998**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(27,182)	(36,441)	(31,190)	(25,607)
Broadcast Cash Flow Less Cash Corporate Expenses(1)	**304,245**	**364,573**	**295,817**	**369,391**
Pension expense (1)	-	-	3,130	5,162
Contributions to pension plans	(3,124)	(3,048)	(5,421)	(6,770)
Other	1,136	8,442	6,488	6,176
Operating Cash Flow as defined in the Senior Credit Agreement	**302,257**	**369,967**	**300,014**	**373,959**
Interest expense	(95,999)	(102,354)	(96,597)	(97,289)
Amortization of deferred financing costs	4,624	4,884	3,194	3,546
Amortization of net original issue (premium) discount senior notes	(610)	(779)	(863)	(863)
Purchase of property and equipment	(34,516)	(43,604)	(27,000)	(35,000)
Income taxes paid, net of refunds	(1,984)	(14,588)	(5,000)	(5,000)
Free Cash Flow	**$ 173,772**	**$ 213,526**	**$ 173,748**	**$ 239,353**

See definition of non-GAAP terms included in the Glossary
(1) In 2017, 2016, 2015 and 2014, certain amounts have been reclassified to give effect to the implementation of ASU 2017-07.

Non-GAAP Reconciliation

Operating Cash Flow as defined in the Senior Credit Agreement:	Eight Quarters Ended June 30, 2018 (dollars in thousands)
Net income	$ 358,223
Adjustments to reconcile Net Income as reported to Operating Cash Flow as defined in our Senior Credit Facility on a Combined Historical Basis	
Depreciation	102,390
Amortization of intangible assets	44,127
Non-cash stock-based compensation	14,220
(Gain) loss on disposal of assets, net	(75,066)
Interest expense	196,032
Loss from early extinguishment of debt	34,838
Income tax (benefit) expense	(22,312)
Amortization of program broadcast rights	41,429
Common stock contributed to 401(k) plan	31
Payments for program broadcast rights	(41,577)
Pension income	(931)
Contributions to pension plans	(4,539)
Adjustments for stations acquired or divested, financings and expected synergies during the eight quarter period	35,951
Professional fees related to acquisitions and divestitures	6,182
Operating Cash Flow as defined in our Senior Credit Agreement on a Combined Historical Basis	**688,998**
Operating Cash Flow as defined in our Senior Credit Agreement on a Combined Historical Basis, divided by two	**344,499**

Adjusted Total Indebtedness:	June 30, 2018
Total outstanding principal, including current portion	1,857,026
Capital leases and other debt	691
Cash	(510,577)
Adjusted Total Indebtedness, Net of All Cash	**$ 1,347,140**
Total Leverage Ratio, Net of All Cash	**3.91**

See definition of non-GAAP terms included in the Glossary

Gray Television, Inc.
4370 Peachtree Rd., NE
Atlanta, Georgia 30319
www.gray.tv